                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

          THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of November 8, 2006, between LASALLE BANK NATIONAL ASSOCIATION, as seller (the
"Seller"), and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as
purchaser (the "Purchaser").

          The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and/or manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as "Annex A". The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust
Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be dated as of November 1, 2006, among CCMSI, as depositor,
Midland Loan Services, Inc. and Wachovia Bank, National Association, as master servicers (each a "Master Servicer" and, together, the "Master Servicers"), LNR
Partners, Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank,
National Association, as trustee (the "Trustee") and LaSalle Bank National
Association, as certificate administrator (the "Certificate Administrator").
Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

          CCMSI intends to sell certain Classes of the Certificates (the
"Publicly Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"),
LaSalle Financial Services, Inc., PNC Capital Markets LLC and Banc of America
Securities LLC (collectively, the "Dealers"), pursuant to an underwriting agreement dated as of the date hereof (the "Underwriting Agreement"), between
CCMSI and the Dealers. The Publicly Offered Certificates are more particularly described in a prospectus supplement dated November 8, 2006 (the "Prospectus
Supplement") and the accompanying base prospectus dated June 8, 2006 (the "Base
Prospectus" and, together with the Prospectus Supplement, the "Prospectus").

          CCMSI further intends to sell the remaining Classes of the
Certificates (the "Privately Offered Certificates") to CGMI, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate
Purchase Agreement"), between CCMSI and CGMI. The Privately Offered Certificates are more particularly described in an offering memorandum dated November 8, 2006
(the "Memorandum").

          Certain Classes of the Certificates will be assigned ratings by
Moody's Investors Service, Inc. and/or Fitch, Inc. (together, the "Rating
Agencies").

          In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Seller Mortgage Loan Balance") of $1,052,893,575 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Seller Mortgage Loan
Balance, together with the aggregate principal balance of the Other Mortgage
Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$2,238,772,692 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on November 21, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the
Purchaser, which amount shall include interest accrued on the Seller Mortgage
Loan Balance for the period from and including the Cut-off Date up to but not including the Closing Date. (exclusive, in the case of any Mortgage Loan with its first due date in January 2007, of one month's interest at the related
Mortgage Rate).

          The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt by the
Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell certain servicing rights to the applicable Master Servicer pursuant to that certain Servicing Rights Purchase
Agreement, dated as of the Closing Date, between such Master Servicer and the
Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage Loans.

                                        2

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

          (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee (with, except in the case of an Ala Moana Portfolio Trust Mortgage Loan, a copy to the applicable
Master Servicer and the Special Servicer within ten (10) Business Days after the
Closing Date) the documents and instruments specified below under clauses (i),
(ii), (vii), (ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the Closing Date, deliver or cause to be delivered to the Trustee
(with a copy to the applicable Master Servicer) the remaining documents and instruments specified below, in each case with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage File for each Serviced
Trust Mortgage Loan shall contain the following documents:

               (i) either (A) in the case of any Serviced Trust Mortgage Loan
     (including any A-Note Trust Mortgage Loan), the original executed Mortgage
     Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, National
     Association., as trustee for the registered holders of Citigroup Commercial
     Mortgage Trust 2006-C5, Commercial Mortgage Pass-Through Certificates,
     Series 2006-C5", or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto) or (B) in the case of any
     B-Note Non-Trust Mortgage Loan, a copy of the executed Mortgage Note;

               (ii) an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

               (iii) an original or a copy of any related Assignment of Leases
     (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

               (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases
     (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the subject Trust Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank,

                                        3

     National Association, as trustee for the registered holders of Citigroup
     Commercial Mortgage Trust 2006-C5, Commercial Mortgage Pass-Through
     Certificates, Series 2006-C5" (and, in the case of an A/B Loan Combination, also on behalf of the related B-Noteholder(s)), or in blank;

               (v) an original assignment of all unrecorded documents relating to the Trust Mortgage Loan (to the extent not already assigned pursuant to clause (iii) above), in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage
     Trust 2006-C5, Commercial Mortgage Pass-Through Certificates, Series
     2006-C5" (and, in the case of an A/B Loan Combination, also on behalf of the related B-Noteholder(s)), or in blank;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Serviced Mortgage Loan has been assumed or consolidated;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company)
     to issue such title insurance policy;

               (viii) any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior
     UCC Financing Statements in favor of the originator of the subject Serviced
     Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the Closing
     Date), unless not yet returned by the applicable filing office; and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2006-C5,
     Commercial Mortgage Pass-Through Certificates, Series 2006-C5" (and, in the
     case of any A/B Loan Combination, also on behalf of the related
     B-Noteholder(s)), as assignee, or in blank;

               (ix) an original or a copy of any (A) Ground Lease and ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or (D) lease enhancement policy;

               (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor; and

                                        4

          (xi) copies of any loan agreement, escrow agreement, security agreement or letter of credit relating to a Trust Mortgage Loan.

     No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee (with a copy to the
Master Servicer and the Special Servicer within ten (10) Business Days after the
Closing Date) the documents and instruments specified below with respect to each of the Ala Moana Portfolio Trust Mortgage Loans (with respect to each Ala Moana
Portfolio Trust Mortgage Loan, the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage File for each Ala Moana
Portfolio Trust Mortgage Loan shall contain the following documents:

          (x) the original executed Mortgage Note for such Trust Mortgage Loan, endorsed (without recourse, representation or warranty, express or implied)
     to the order of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2006-C5,
     Commercial Mortgage Pass-Through Certificates, Series 2006-C5" or in blank
     2006-C5, and further showing a complete, unbroken chain of endorsement from the originator (if such originator is other than the Seller) (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note);

          (y) a copy of the executed related Co-Lender Agreement; and

          (z) a copy of the executed Outside Servicing Agreement (or, if not delivered on the Closing Date, within five (5) Business Days of the date such Servicing Agreement is executed).

     The Seller hereby further represents and warrants that with respect to the
Ala Moana Portfolio Trust Mortgage Loans, it has delivered to the Outside
Trustee the documents constituting the Mortgage File within the meaning of the
Outside Servicing Agreement in connection with its sale of one of the Ala Moana
Portfolio Pari Passu Non-Trust Loans to the depositor for the commercial mortgage securitization transaction to which the Outside Servicing Agreement relates.

          With respect to the Crossed Loans constituting a Crossed Group, the existence of any document required to be in the Mortgage File of any Crossed
Loan in such Crossed Group shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the Mortgage File of each of the other Crossed Loans in such Crossed Group.

          References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan
Schedule or does not appear regular on its face.

          (d) The Seller, at its own cost and expense, shall retain an independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan (other than Outside Serviced Trust Mortgage Loans), promptly (and in any event, as to any such Mortgage Loan,

                                        5

within 90 days following the latest of (i) the Closing Date and (ii) the delivery of the related Mortgage(s), Assignment(s) of Leases, recordable documents, and UCC Financing Statements to the Trustee complete (if and to the extent necessary) and cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC
Financing Statements, as appropriate, each assignment of Mortgage, assignment of
Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage Loan, in favor of the Trustee referred to in Sections
2(c)(iv)(A), (B) and (C) and each assignment of a UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Section
2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the
Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The
Seller shall be responsible for the out-of-pocket costs and expenses of the
Recording/Filing Agent in connection with its performance of the recording, filing and delivery obligations contemplated above.

          (e) The Seller shall deliver or cause to be delivered to the applicable Master Servicer or such Master Servicer's designee: (i) within ten
(10) days after the Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan) and that are not required to be part of the
Mortgage File in accordance with the definition thereof (including, without limitation, any original letters of credit relating to any Mortgage Loan); and
(ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans (other than the Outside Serviced Trust Mortgage
Loans).

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan). Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust
Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the applicable Master
Servicer.

          (g) After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

                                        6

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this
     Agreement;

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the
     Seller's reasonable and good faith

                                        7

     judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this
     Agreement or the consummation of the transactions involving the Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

               (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

               (viii) For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the
     Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not transferring the Mortgage Loans to the
     Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

          (b) The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedule III. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan.

          (c) If the Seller receives, pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document
Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage"
within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), cure such Document Defect or Breach, as the case may be, in all material respects, or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) substitute a

                                        8

Qualified Substitute Mortgage Loan for such affected Mortgage Loan (other than an Ala Moana Portfolio Subordinate Trust Mortgage Loan, for which no substitution is permitted) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account, any
Substitution Shortfall Amount in connection therewith; provided that, if a
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such
Document Defect or Breach would cause the Mortgage Loan not to be a Qualified
Mortgage, such Seller shall have an additional 90 days to complete such cure
(or, failing such cure, to repurchase or substitute for the related Mortgage
Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that if the cure of any Document Defect or Breach would require an expenditure on the part of the Seller in excess of $10,000, then the Seller may, at its option, within the time period provided above, elect to purchase or replace the affected
Mortgage Loan in accordance with this Section 3 without attempting to cure such
Document Defect that, to the Seller's knowledge, existed as of the Closing Date, or Breach, as the case may be. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect that shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the
Certificateholders therein, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

          (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided in the immediately preceding paragraph unless: (x) such other Crossed Loans in such Crossed Group satisfy the Crossed
Loan Repurchase Criteria; (y) the Seller (at its expense) shall have furnished the Trustee

                                        9

with an Opinion of Counsel to the effect that the repurchase of or substitution for the affected Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the
Pooling and Servicing Agreement. If the conditions set forth in clauses (x), (y)
and (z) of the prior sentence are satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the
Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the
Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

          If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

          Notwithstanding any of the foregoing provisions of this Section 3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable

                                       10

Master Servicer, the Special Servicer, the Trustee, the Certificate
Administrator or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) the
Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the applicable Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account maintained by the applicable Master Servicer, and the delivery of the Mortgage
File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage
Loan(s) to the Trustee and the applicable Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the
Trustee, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the
Special Servicer shall release to the Seller any Escrow Payments and Reserve
Funds held by it in respect of such repurchased or replaced Mortgage Loans.

          (f) This Section 3 provides the sole remedy available to the
Certificateholders or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach and the Purchaser acknowledges and agrees that the representations and warranties made herein by the Seller pursuant to Section 3(b) are solely for risk allocation purposes.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage
Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization,

                                       11

receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The Purchaser is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Purchaser of, or compliance by such Purchaser with, this
Agreement or the consummation of the transactions of such contemplated by this
Agreement, except for any consent, approval, authorization or order which has been obtained prior to the actual performance by such Purchaser of its obligations under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of such Purchaser to perform its obligations hereunder.

          (e) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the
Purchaser's articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

                                       12

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, New York, New York on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

          (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller or its designee shall have delivered and released to the Trustee (or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer on or before the Closing Date pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to
CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

          (f) Letters from an independent accounting firm reasonably acceptable to CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus, the Prospectus Supplement and other disclosure documents.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

                                       13

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

          (b) A certificate of the Seller, executed by the Seller and dated the
Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that:
(i) the representations and warranties of the Seller in this Agreement and the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to
Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedule III to this Agreement; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from the Seller, dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) True and complete copies of the articles of association and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of corporate existence of the Seller issued by the Office of the Comptroller of the Currency not earlier than thirty
(30) days prior to the Closing Date;

          (e) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Certificate Administrator, the Dealers and
the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

          (f) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the sale of the Mortgage Loans by the Seller to the Purchaser; and

          (g) A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

          SECTION 7. Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage

                                       14

that the Seller Mortgage Loan Balance represents of the Cut-off Date Pool
Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the
Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i) the costs and expenses of delivering the
Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final
Prospectus and Memorandum and other customary offering materials relating to the
Certificates; (iii) the initial fees, costs, and expenses of the Trustee and the
Certificate Administrator (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage Loans and the Other Mortgage
Loans; (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the
Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the
Purchaser and the Seller with respect to numerical information in respect of the
Mortgage Loans, the Other Mortgage Loans and the Certificates included in the
Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky"
survey and in connection with any determination of the eligibility of the
Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky"
survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Accounts, the Distribution Account or, if established, the REO Accounts (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of

                                       15

property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement, and in connection therewith the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                                       16

          SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing
Agreement which relates to defined terms contained therein, Section 2.01(d)
thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

          SECTION 18. Accountants' Letters. The parties hereto shall cooperate with accountants designated by CCMSI and reasonably acceptable to the Seller in making available

                                       17

all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and/or the Certificate Purchase Agreement.

          SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 20. Disclosure Materials. The Purchaser shall provide the
Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

          [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       18

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          SELLER

                                          LASALLE BANK NATIONAL ASSOCIATION

                                          By: /s/ Dale Grossman
                                              ----------------------------------
                                              Name: Dale Grossman
                                              Title: Managing Director

                                          PURCHASER

                                          CITIGROUP COMMERCIAL MORTGAGE
                                          SECURITIES INC.

                                          By: /s/ Angela Vleck
                                              ----------------------------------
                                              Name: Angela Vleck
                                              Title: Vice President

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

ADDRESS FOR NOTICES

Seller:

Address for Notices:
LaSalle Bank National Association
135 South LaSalle Street, Suite 3400
Chicago, Illinois 60603
Attention:  Brian Fetterolf

Purchaser:

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York  10013
Attn:  Angela Vleck
Facsimile Number:  (212) 816-8307

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

     1. The information pertaining to each Mortgage Loan set forth in the
Mortgage Loan Schedule was true and correct in all material respects as of the
Cut-off Date.

     2. As of the date of its origination, such Mortgage Loan and the interest
(exclusive of any default interest, late charges or prepayment premiums)
contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

     3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such
Mortgage Loan, but subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement dated as of the
Closing Date between the applicable Master Servicer and the Seller. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase
Agreement, the Seller will have validly and effectively conveyed to the
Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

     4. The proceeds of such Mortgage Loan have been fully disbursed (except to the extent that a portion of such proceeds is being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the
Mortgagee.

     5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and
other agreement executed by the Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity
(regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no

                                       I-2

provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

     6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note,
Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional Interest, prepayment premiums or yield maintenance charges.

     7. Each related assignment of Mortgage and assignment of Assignment of
Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of
Leases is freely assignable.

     8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions and limitations set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"):
(a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b)
covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
Property or the security intended to be provided by such Mortgage or with the
Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged
Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
Property or the security intended to be provided by such Mortgage or with the
Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged
Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other
Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Loan Combination, the lien of

                                       I-3

the Mortgage for the related Non-Trust Loan(s). Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and Mortgage Loans that are part of a Loan Combination, there are no mortgage loans that are senior or pari passu in right of payment with the subject Mortgage Loan that are secured by the related Mortgaged Property.

     9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each
Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a
Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing of UCC Financing Statements, and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC
Financing Statements are required in order to effect such perfection.

     10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the
Cut-off Date have become delinquent in respect of each related Mortgaged
Property, have been paid, or an escrow of funds in an amount sufficient
(together with escrow payments required to be made prior to delinquency) to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

     11. To the Seller's actual knowledge as of the Cut-off Date, and to the
Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related
Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan, and to the Seller's actual knowledge as of the
Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                                       I-4

     12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a Mortgage
Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination) after all advances of principal (as set forth on the
Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy
(or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable in connection with the assignment of the related Mortgage Note without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; and such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

     13. As of the date of its origination, all insurance coverage required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related
Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of
(i) the replacement cost of improvements located on such Mortgaged Property, or
(ii) the original principal balance of the Mortgage Loan (and, in the case of a
Mortgage Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such Mortgaged Property is operated as a manufactured housing community, such Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to twelve (12) months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, six (6) months); and
as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such
Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the Closing
Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent

                                       I-5

by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged
Property or (ii) to the reduction of the outstanding principal balance of the
Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

     The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without thirty (30) days prior written notice to the Mortgagee (or, with respect to non-payment, ten (10) days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the
Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

     14. Other than payments due but not yet thirty (30) days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related
Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration;
provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule
I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
Mortgage Note, except for a written waiver contained in the related Mortgage
File being delivered to the Purchaser, and pursuant to the terms of the related
Mortgage or the related Mortgage Note and other documents in the related
Mortgage File, no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

     15. As of the Closing Date, each Mortgage Loan is not, and in the prior twelve (12) months (or since the date of origination if such Mortgage Loan has been originated within the past twelve (12) months), has not been, thirty (30)
days or more past due in respect of any Scheduled Payment.

                                       I-6

     16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the
Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

     17. No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

     18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan (i) as of the Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a
"significant modification" of such Mortgage Loan within the meaning of Treasury
Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification"
after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such
"significant modification" occurred.

     19. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged
Property during the 18-months preceding the origination of the related Mortgage
Loan, except for those Mortgage Loans identified on Annex A to this Schedule I for which a lender's environmental insurance policy was obtained in lieu of such environmental site assessments, updates and transaction screens, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged
Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I

                                       I-7

Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then one or more of the following is true: (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the Mortgage Loan documents to perform such work); (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation; (iii) the related Mortgagor has provided a lender's environmental insurance policy (in which case such Mortgage Loan is identified on Annex A to this Schedule I); (iv) an operations and maintenance plan has been or will be implemented; (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; or
(vi) the Mortgagor or other responsible party has obtained a no further action letter or other evidence that governmental authorities have no intention of taking any action or requiring any action in respect of the REC. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

     20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

     21. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

     22. Except with respect to any Mortgage Loan that is part of a Loan
Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

     23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related
Mortgage or loan

                                      I-8

agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged
Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted
Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26) below, or (b) the related
Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

     24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such
Mortgage.

     25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

     26. Since origination, no material portion of the related Mortgaged
Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such
Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a
Mortgage Loan secured by multiple Mortgaged Properties, one or more of such
Mortgaged Properties) "government securities" within the meaning of Treasury
Regulation Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage
Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e)
which permit the release(s) of unimproved out-parcels or other portions of the
Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the Mortgage
Loan, the terms of the related Mortgage do not provide for

                                      I-9

release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

     27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the
Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

     28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each
Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such
Mortgaged Property to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance).

     29. With respect to at least 95% of the Mortgage Loans (by principal balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool
Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other
Person.

     30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the
Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

     31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the
Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any

                                      I-10

other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged
Property.

     32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

     33. Except with respect to any Mortgage Loan that is part of a Loan
Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund. and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage
Loans sold pursuant to this Agreement.

     34. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect and in an amount (subject to a deductible not to exceed $25,000) at least equal to the least of (a) the replacement cost of improvements located on such mortgaged real property, (b) the outstanding principal balance of the subject mortgage loan and
(c) the maximum amount under the applicable federal flood insurance program.

     35. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

     36. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged
Property, as of the date of origination of the Mortgage Loan, the related
Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-off
Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

     37. The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the
Seller or its affiliates with respect to the Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

                                      I-11

     38. Except for any Mortgage Loan secured by a Mortgagor's leasehold interest in the related Mortgaged Property, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged
Property.

     39. The Mortgage Loan documents for each Mortgage Loan provide that each
Mortgage Loan is non-recourse to the related Mortgagor except that the related
Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

     40. Subject to the exceptions set forth in representation (5), the
Assignment of Leases set forth in the Mortgage or separate from the related
Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

     41. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

     42. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two (2) years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term,
(ii) an Opinion of Counsel that the defeasance complies with all applicable
REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the
Mortgage Loan documents may not affirmatively contain all such requirements, but such

                                      I-12

requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of
Counsel.

     43. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

     44. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

     45. Except with respect to any Mortgage Loan that is part of a Loan
Combination, none of the Mortgaged Properties are encumbered, and none of the
Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than
Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the Cut-off Date of the related Mortgage Loan).

                                      I-13

                             ANNEX A (TO SCHEDULE I)

            Mortgage Loans as to Which the Related Mortgagor Obtained
                    a Lender's Environmental Insurance Policy

                                      None

                                     I-A-1

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

          With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

          1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than thirty (30) days after the Closing Date and such
     Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

          2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

          3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

          4. To the actual knowledge of the Seller, at the Closing Date, such
     Ground Lease is in full force and effect and other than payments due but not yet thirty (30) days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

          5. The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

          6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

          7. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      II-1

     lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

          8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than twenty (20) years beyond the Stated Maturity Date.

          9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related
     Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution), or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest
     (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such
     Mortgage Loan).

          10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

          11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

  EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES (SET FORTH IN
                                   SCHEDULE I)

EXCEPTIONS TO REPRESENTATION (5)

LOANS                              EXCEPTIONS
--------------------------------   ---------------------------------------------
BARE HILLS OFFICE                  The Mortgage Loan is structured as an
                                   indemnity deed of trust ("IDOT"), under which
                                   the guarantor of the Mortgage Note related to
                                   the IDOT owns the related Mortgaged Property
                                   and thus has an interest in the lease
                                   payments.

EXCEPTIONS TO REPRESENTATION (8)

LOANS                              EXCEPTIONS
--------------------------------   ---------------------------------------------
ALA MOANA                          The Mortgaged Property secures A-1, B-1A,
                                   B-2A, B-1B, B-2B, B-1C and B-2C notes (which
                                   are included in the C5 trust fund) and also
                                   secures A-2, A-3, A-4, A-5, A-6, A-7, A-8,
                                   C-1, C-2, D-1, D-2, E-1, E-2, F-1 and F-2
                                   notes (which are not included in the C5 trust
                                   fund).

EXCEPTIONS TO REPRESENTATION (13)

LOANS                              EXCEPTIONS
--------------------------------   ---------------------------------------------
ALA MOANA                          The Mortgagor is required to obtain terrorism
                                   insurance to the extent commercially
                                   available and at commercially reasonable
                                   prices.

WALGREENS - WARE, MA               Walgreens Co. currently self-insures the
WALGREENS - DUNEDIN                Mortgaged Property. Walgreens Co. currently
WALGREENS - CHICAGO, IL            carries terrorism insurance but is not
                                   required under the lease to maintain
                                   terrorism insurance.

EXCEPTIONS TO REPRESENTATION (19)

LOANS                              DESCRIPTION OF EXCEPTIONS
--------------------------------   ---------------------------------------------
DABNEY EXCHANGE RETAIL CENTER      The Mortgaged Property was previously
                                   operated as a pickle processing plant, and to
                                   manufacture Christmas lawn ornaments and
                                   polyester automotive insulation pads. Prior
                                   Phase II reports indicate that groundwater
                                   and soil contamination exist on the Mortgaged

                                      III-1

                                   Property. There are currently land use
                                   restrictions imposed on the Mortgaged
                                   Property designed to prevent contact with the
                                   contaminated soil and groundwater. The
                                   Mortgagor is required to provide the North
                                   Carolina Department of Environment and
                                   Natural Resources with an annual confirmation
                                   that the land use restrictions are being
                                   observed. The Phase I report performed by the
                                   mortgagee confirmed that the current
                                   operation of the property conforms with the
                                   land use restrictions and that there is low
                                   environmental concern.

EXCEPTIONS TO REPRESENTATION (31)

LOANS                              EXCEPTIONS
--------------------------------   ---------------------------------------------
NNN WELLPOINT OPERATIONS CENTER    There is a pending SEC Investigation against
                                   the principal of Mortgagor. The investigation
                                   does not include the Mortgaged Property. A
                                   guaranty was executed for the Mortgage Loan
                                   by such principal to indemnify the holder of
                                   the Mortgage Loan from any losses resulting
                                   from such investigation.

EXCEPTIONS TO REPRESENTATION (34)

LOANS                              EXCEPTIONS
--------------------------------   ---------------------------------------------
ATHENS MALL                        The Mortgagor is permitted to terminate its
                                   flood insurance after delivering sufficient
                                   evidence of an elevation certificate, an
                                   approved letter from FEMA as to a map
                                   amendment or other evidence reasonably
                                   required.

EXCEPTIONS TO REPRESENTATION (42)

LOANS                              EXCEPTIONS
--------------------------------   ---------------------------------------------
ONE & TWO SECURITIES CENTER        The Mortgage Loan documents permit partial
                                   defeasance at the amount of the corresponding
                                   monthly debt service payment amount or
                                   interest only payment amount, as applicable,
                                   required to be paid under the Note for the
                                   balance of the term of the Mortgage Loan.

                                      III-2

LIVONIA INTERNATIONAL              The Mortgage Loan documents permit partial
                                   defeasance of one or more "release parcels"
                                   at an amount equal to 125% of (a) the amount
                                   of the corresponding monthly loan payments
                                   allocated to such release parcel(s) for the
                                   balance of the term of the Mortgage Loan, and
                                   (b) all amounts required to be paid on the
                                   maturity date of the Mortgage Loan with
                                   respect to the portion of the principal
                                   amount allocated to such release parcel(s).

RITE PLACE STORAGE                 The Mortgage Loan documents permit partial
                                   defeasance of either the 8706 South Shields
                                   Blvd property or the 1324 S. Commerce Street
                                   property at the amount sufficient to pay all
                                   principal and interest payments (including
                                   balloon payment) on an assumed loan amount
                                   equal to 125% of the outstanding balance of
                                   the allocated loan amount for such property.

                                      III-3

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                       A-1

                        LOAN
 LOAN   MORTGAGE LOAN   GROUP
NUMBER     SELLER      NUMBER                 LOAN / PROPERTY NAME                                  PROPERTY ADDRESS
---------------------------------------------------------------------------------------------------------------------------------

  4        LaSalle        1    Ala Moana Portfolio                             Various
 4.1                           Ala Moana Center                                1450 Ala Moana Boulevard
 4.2                           Ala Moana Building                              1441 Kapiolani Boulevard
 4.3                           Ala Moana Pacific Center                        1585 Kapiolani Boulevard
 4.4                           Ala Moana Plaza                                 451 Piikoi Street
---------------------------------------------------------------------------------------------------------------------------------
  5        LaSalle        1    NNN WellPoint Operations Center                 220 Virginia Avenue
---------------------------------------------------------------------------------------------------------------------------------
  6        LaSalle        1    One & Two Securities Centre                     Various
 6.1                           One Securities Centre                           3490 Piedmont Road
 6.2                           Two Securities Centre                           3500 Piedmont Road
---------------------------------------------------------------------------------------------------------------------------------
  8        LaSalle        1    909 Poydras Office Building                     909 Poydras Street
  14       LaSalle        2    North Campus Crossing Phase I                   3800 Bostic Drive
  15       LaSalle        1    Waterfront Centre                               800 9th Street, SW
  18       LaSalle        2    Equinox Apartments                              409 West Gorham Street
  25       LaSalle        1    Northmont Business Park                         1950, 1955, & 1965 Evergreen Boulevard
  28       LaSalle        1    Boji Tower                                      124 West Allegan Street
  33       LaSalle        1    Orgill Distribution Facility                    260 Jordan Road
  34       LaSalle        1    Brown's Wharf                                   1615-1637 Thames Street
  36       LaSalle        1    77 Corporate Park                               400 Clanton Road
  39       LaSalle        1    Gordmans Shopping Center                        3551-3705 Rib Mountain Drive
  40       LaSalle        1    Athens Mall                                     739 - 921 East State Street
  42       LaSalle        1    Pinehurst Centre                                477 Viking Drive
  51       LaSalle        1    Maple Grove Shopping Center                     6601 - 6655 McKee Road
  55       LaSalle        1    Showplace Square West                           550 15th Street
  56       LaSalle        2    Lake View Apartments                            2331 Lakeview Drive
  57       LaSalle        1    Arrowhead Medical                               18555 North 79th Avenue
  58       LaSalle        1    Shore Pointe Office Building                    1 Selleck Street
  60       LaSalle        2    Towne Oaks Apartments                           9300 Treasure Hill Road and 9600 Southedge Drive
  62       LaSalle        1    Stop & Shop - Coventry, RI                      900 Tiogue Avenue
  63       LaSalle        2    Oaks of Kingsbridge                             11888 Longridge Drive
  66       LaSalle        1    Residence Inn - Cranberry Township              1308 Freedom Road
  68       LaSalle        1    Highland Town Center                            2880 East Highland Road
  70       LaSalle        2    Wynfield Apartments                             4658 Mercer University Drive
  71       LaSalle        1    Hampton Inn Airport - Coraopolis                8514 University Boulevard
---------------------------------------------------------------------------------------------------------------------------------
  73       LaSalle        1    Livonia International                           Various
 73.1                          Livonia International - 31659 Glendale Street   31659 Glendale Street
 73.2                          Livonia International - 31731 Glendale Street   31731 Glendale Street
 73.3                          Livonia International - 31846 Glendale Street   31846 Glendale Street
 73.4                          Livonia International - 31899 Glendale Street   31899 Glendale Street
 73.5                          Livonia International - 12182 Belden Court      12182 Belden Court
 73.6                          Livonia International - 12250 Belden Court      12250 Belden Court
 73.7                          Livonia International - 12350 Belden Court      12350 Belden Court
 73.8                          Livonia International - 12400 Belden Court      12400 Belden Court
 73.9                          Livonia International - 30975 West 8 Mile Road  30975 West 8 Mile Road
73.10                          Livonia International - 13321 Stark Road        13321 Stark Road
73.11                          Livonia International - 6061 Commerce Drive     6061 Commerce Drive
---------------------------------------------------------------------------------------------------------------------------------
  74       LaSalle        1    Gettysburg MHP & RV Resort                      1300 Hanover Road
  75       LaSalle        1    Hampton Inn - Greentree                         555 Trumbell Drive
  76       LaSalle        1    1430 Branding Office Building                   1430 Branding Avenue
  78       LaSalle        1    Corolla Light Town Center                       1159 Austin Street
  79       LaSalle        1    Winchester & Payne                              1245-1275 South Winchester Boulevard
  80       LaSalle        1    Oak Park Plaza                                  13700 Nine Mile Road
  82       LaSalle        2    VE - Colony Park Apartments                     1 Country Lane
  83       LaSalle        1    Holiday Inn Express - Columbia, SC              211 Lanneau Court
  84       LaSalle        1    East Lake Point Professional Office             4114 Woodlands Parkway
  86       LaSalle        1    Holiday Inn Express - Cranberry Township        20003 Route 19
  87       LaSalle        2    Woodland Village                                1916 Rayconda Road
  88       LaSalle        1    Virginia Hills                                  642 Falls Church Road
---------------------------------------------------------------------------------------------------------------------------------
  89       LaSalle        1    Oklahoma Self Storage Portfolio                 Various
 89.1                          A-1 Mini Storage                                1324 South Commerce Street
 89.2                          Rite Place Self Storage                         8706 South Shields Boulevard
---------------------------------------------------------------------------------------------------------------------------------
  93       LaSalle        1    Wingate Inn - Columbia, SC                      217 Lanneau Court
  94       LaSalle        1    Wingate Inn - Savannah, GA                      11 Gateway Boulevard East
  97       LaSalle        1    Bare Hills Office                               1423 Clarkview Road
  98       LaSalle        1    Citrus Heights Office                           7777 Greenback Lane
  99       LaSalle        1    Redwood Estates                                 100 Redwood Drive
 100       LaSalle        1    Florida Brewing Company                         1234 East 5th Avenue
 101       LaSalle        1    3300 Walnut                                     3300 Walnut Street
 102       LaSalle        1    Carman Road Medical Arts Building               3757 and 3761 Carman Road
 103       LaSalle        1    Fairfield Inn & Suites - Aiken                  185 Colony Parkway
 107       LaSalle        1    Greenwich Centre                                192 Ballard Court
 109       LaSalle        1    Hampton Inn New Bern                            200 Hotel Drive
 110       LaSalle        1    Valley Wide Distribution                        4010 East Hardy Avenue
 114       LaSalle        1    Rudeen Business Park IV                         16726 and 16788 146th Street SE
---------------------------------------------------------------------------------------------------------------------------------
 115       LaSalle        1    Capitol Self Storage Portfolio                  Various
115.1                          Capitol Self Storage I                          4200 Kanawha Turnpike
115.2                          Capitol Self Storage II                         410 58th Street
---------------------------------------------------------------------------------------------------------------------------------
 116       LaSalle        1    Goodman Industrial                              525 Park Avenue
 117       LaSalle        1    180 Canal Street                                180 Canal Street
 118       LaSalle        1    Berkeley Office Building                        918 Parker Street
 119       LaSalle        1    Walgreens - Ware, MA                            167-171 West Street
 120       LaSalle        1    Holiday Inn Express - Walterboro, SC            1834 Sniders Highway
 121       LaSalle        1    Fairfield Inn - Owensboro                       800 Salem Drive
 122       LaSalle        1    Pearl Britain Plaza                             2645-2699 NE 35th Street
 125       LaSalle        1    FedEx - Indianapolis                            7400 East 90th Street
 126       LaSalle        2    Timbers on Broadway Apartments                  2720 South Broadway Avenue
 128       LaSalle        1    800 9th Street Office Building                  800 9th Street
---------------------------------------------------------------------------------------------------------------------------------
 129       LaSalle        2    Buena Villa & Wheat Manor                       Various
129.1                          Buena Villa                                     240 East Wheat Road
129.2                          Wheat Manor                                     264 East Wheat Road
---------------------------------------------------------------------------------------------------------------------------------
 130       LaSalle        2    Mountaineer Village                             720 North Colorado Street
 131       LaSalle        1    Hampton Inn - Lexington, SC                     601 Columbia Avenue
 134       LaSalle        1    Comfort Suites - Winston-Salem, NC              200 Capitol Lodging Court
 136       LaSalle        1    Fairfield Inn - Alcoa, TN                       126 Cusick Road
 137       LaSalle        1    USA Maxi Storage                                3023 Unicorn Road
---------------------------------------------------------------------------------------------------------------------------------
 139       LaSalle        1    Cosmetic Dentistry & Actuant Office Portfolio   Various
139.1                          Cosmetic Dentistry                              5401World Dairy Drive
139.2                          Actuant Office                                  6151 North Baker Road
---------------------------------------------------------------------------------------------------------------------------------
 140       LaSalle        1    Wolf River Commons                              420 South Germantown Parkway
 141       LaSalle        1    Holiday Inn Express - Emporia, VA               1350 West Atlantic Street
 143       LaSalle        2    Woodlawn Court                                  5218-28 South Woodlawn
 144       LaSalle        1    Raynham Center                                  275 New State Highway
 147       LaSalle        2    Campus Crossing at Aycock & Spring Garden       1018-1022 South Aycock Street and 2909-2911 Spring
                                                                               Garden Street
 148       LaSalle        1    Centre @ Wallisville                            15119 Wallisville Road
 150       LaSalle        1    Inland Old Time Pottery                         7400 Douglas Boulevard
 151       LaSalle        1    Walgreens - Dunedin                             5 Patricia Avenue
 152       LaSalle        2    Foothill Hacienda Apartments                    190 California Boulevard
 153       LaSalle        1    North Kent Mall                                 4325 Plainfield Avenue NE
 154       LaSalle        1    Iron Bridge I Office Building                   1401 East Trent Avenue
 155       LaSalle        1    AAA All American Self Storage                   505 South Mountain Avenue
 156       LaSalle        1    100 Resource Parkway Retail                     100, 101, & 117 Resource Parkway
 157       LaSalle        1    168 Business Park Drive                         168 Business Park Drive
 158       LaSalle        1    Brown Office                                    35715 US Highway 40
 159       LaSalle        1    Cubby Hole Louisiana 2                          3401 East Texas Street
 162       LaSalle        1    Legion Way Building                             618 7th Avenue SE and 601-619 Legion Way SE
 165       LaSalle        2    520 Taylor St.                                  518-520 Taylor Street
 166       LaSalle        2    Campus Crossing at Lindell                      918 South Lindell Street
 167       LaSalle        1    Santa Nella MHC                                 13023 South Highway 33
 168       LaSalle        1    CVS El Monte                                    11574 Lower Azusa Road
 169       LaSalle        1    Ross Stores - Alhambra                          201 East Main Street
 170       LaSalle        1    Lakeview Storage                                7140-7150 Knoxville Road
 172       LaSalle        1    Oronoco Estates MHC                             3611 85th Street NW
 173       LaSalle        2    Regency Village MHC                             11540 Montana Avenue
 174       LaSalle        1    Rialto Self Storage                             2850 West Foothill Boulevard
 176       LaSalle        1    VE Quality Inn Tempe                            1375 East University Drive
 177       LaSalle        1    Profiles Industrial                             7 First Street
 178       LaSalle        2    Wayside Glen MHP                                5120 14th Street West
 179       LaSalle        1    Roanoke Retail                                  1919 Valley View Boulevard
 180       LaSalle        1    La Quinta Valley Plaza                          79-440 Highway 111
 181       LaSalle        1    Mt. Rock MHP                                    7650 Molly Pitcher Highway
 182       LaSalle        1    Apache Self Storage                             1905 East Apache Boulevard
 183       LaSalle        1    Bishop Retail Center                            905 North Main Street
 184       LaSalle        1    Old Missouri Road Office Bldg                   2921 South Old Missouri Road
 185       LaSalle        1    Texas Plaza                                     5000 North 23rd. Street
 186       LaSalle        1    Shops of Laurelwood                             402-406 Perkins Extended
 187       LaSalle        1    Ridgeview Village MHP                           301 East Columbia Drive
 188       LaSalle        1    The Storage Center - Waller                     31745 Washington Street
 189       LaSalle        1    Orange Grove Shopping Center                    11312 Highway 49
 190       LaSalle        1    Walgreens - Chicago, IL                         1533 East 67th Street
 192       LaSalle        1    Texas Storage                                   3619 Avenue H
 193       LaSalle        1    Milford Corporate Office                        1150 Corporate Office Drive
 194       LaSalle        1    Starbucks Center (Campus Corner)                101 Division Street
 195       LaSalle        1    Sunrise Plaza                                   1529 Sunrise Plaza Drive
 196       LaSalle        1    Peachtree City Self Storage                     126 Huddleston Road
 197       LaSalle        1    Dabney Exchange                                 401-419 Prosperity Drive
 198       LaSalle        1    AutoZone - Pelham                               2180 Pelham Parkway
 199       LaSalle        1    The Storage Inn                                 1671 Penfield Road
 200       LaSalle        1    Classic Shopping Center                         13170 FM 529 (Spencer Road)
 201       LaSalle        1    Sandoval Mini Storage                           602 Shiloh Drive
 202       LaSalle        1    Personal Storage Systems                        8250 Bank Street
 203       LaSalle        1    Haddon Storage                                  401 North Route 130 & Nicholson Road
 204       LaSalle        1    Storagemaster                                   2100 North Bell Boulevard
 205       LaSalle        1    Ellerbe Place                                   9091 Ellerbe Road
 207       LaSalle        2    Thornton Hall Apartments                        2117 Lincoln Street
 208       LaSalle        1    Big 5 Hazel Dell                                8313 Northeast Highway 99

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE ALA MOANA PORTFOLIO NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS AMP-1, AMP-2 AND AMP-3 CERTIFICATES. THE ALA MOANA
PORTFOLIO NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL
BALANCE.

  4b       LaSalle       NAP   Ala Moana Portfolio (non-pooled portion)

                                                                                                   CROSS
                                                                                                 COLLATER-
                                                                                                   ALIZED
                                                                                                 (MORTGAGE
 LOAN                                                                    CUT-OFF DATE PRINCIPAL     LOAN
NUMBER            CITY            STATE  ZIP CODE        COUNTY                 BALANCE            GROUP)    MORTGAGE RATE
--------------------------------------------------------------------------------------------------------------------------

  4     Honolulu                    HI     96814   Honolulu              96,000,000.00 (Note 1)     No          5.6028%
 4.1    Honolulu                    HI     96814   Honolulu
 4.2    Honolulu                    HI     96814   Honolulu
 4.3    Honolulu                    HI     96814   Honolulu
 4.4    Honolulu                    HI     96814   Honolulu
--------------------------------------------------------------------------------------------------------------------------
  5     Indianapolis                IN     46204   Marion                         70,000,000.00     No          6.1277%
--------------------------------------------------------------------------------------------------------------------------
  6     Atlanta                     GA     30305   Fulton                         70,000,000.00     No          5.7900%
 6.1    Atlanta                     GA     30305   Fulton
 6.2    Atlanta                     GA     30305   Fulton
--------------------------------------------------------------------------------------------------------------------------
  8     New Orleans                 LA     70112   Orleans                        40,000,000.00     No          5.8700%
  14    Greenville                  NC     27834   Pitt                           28,000,000.00     No          5.5800%
  15    Washington                  DC     20024   District of Columbia           26,000,000.00     No          5.7300%
  18    Madison                     WI     53703   Dane                           22,500,000.00     No          5.5170%
  25    Duluth                      GA     30096   Gwinnett                       17,500,000.00     No          6.3500%
  28    Lansing                     MI     48933   Ingham                         16,500,000.00     No          6.0900%
  33    Tifton                      GA     31794   Tift                           15,452,926.42     No          6.2000%
  34    Baltimore                   MD     21231   Baltimore City                 14,900,000.00     No          6.0500%
  36    Charlotte                   NC     28217   Mecklenburg                    13,900,000.00     No          6.5700%
  39    Wausau                      WI     54401   Marathon                       13,084,543.95     No          6.1760%
  40    Athens                      OH     45701   Athens                         13,000,000.00     No          6.0650%
  42    Virginia Beach              VA     23452   Virginia Beach City            12,600,000.00     No          5.9900%
  51    Madison                     WI     53719   Dane                           10,900,000.00     No          6.2580%
  55    San Francisco               CA     94103   San Francisco                  10,000,000.00     No          6.1600%
  56    Erie                        PA     16506   Erie                           10,000,000.00     No          5.9800%
  57    Glendale                    AZ     85308   Maricopa                        9,991,820.33     No          6.0500%
  58    Norwalk                     CT     06855   Fairfield                       9,600,000.00     No          5.8600%
  60    Little Rock                 AR     72227   Pulaski                         9,210,000.00     No          5.8800%
  62    Coventry                    RI     02816   Kent                            9,200,000.00     No          6.0400%
  63    Baton Rouge                 LA     70816   East Baton Rouge                8,963,095.67     No          6.4210%
  66    Cranberry Township          PA     16066   Butler                          8,485,568.26     No          6.3300%
  68    Highland                    MI     48356   Oakland                         8,000,000.00     No          6.3150%
  70    Macon                       GA     31210   Bibb                            8,000,000.00     No          6.1970%
  71    Coraopolis                  PA     15108   Allegheny                       7,587,096.33     No          6.3300%
--------------------------------------------------------------------------------------------------------------------------
  73    Various                     MI    Various  Wayne                           7,386,851.24     No          6.1300%
 73.1   Livonia                     MI     48150   Wayne
 73.2   Livonia                     MI     48150   Wayne
 73.3   Livonia                     MI     48150   Wayne
 73.4   Livonia                     MI     48150   Wayne
 73.5   Livonia                     MI     48150   Wayne
 73.6   Livonia                     MI     48150   Wayne
 73.7   Livonia                     MI     48150   Wayne
 73.8   Livonia                     MI     48150   Wayne
 73.9   Livonia                     MI     48150   Wayne
73.10   Livonia                     MI     48150   Wayne
73.11   Westland                    MI     48185   Wayne
--------------------------------------------------------------------------------------------------------------------------
  74    Gettysburg                  PA     17325   Adams                           7,310,000.00     No          6.5160%
  75    Pittsburgh                  PA     15205   Allegheny                       7,087,945.24     No          6.3300%
  76    Downers Grove               IL     60515   Dupage                          7,015,000.00     No          6.2130%
  78    Corolla                     NC     27927   Currituck                       6,987,895.80     No          6.2500%
  79    San Jose                    CA     95128   Santa Clara                     6,775,000.00     No          6.1000%
  80    Oak Park                    MI     48237   Oakland                         6,750,000.00     No          6.1900%
  82    Mobile                      AL     36608   Mobile                          6,490,507.08     No          6.9700%
  83    Columbia                    SC     29212   Lexington                       6,487,706.14     No          6.3800%
  84    Palm Harbor                 FL     34685   Pinellas                        6,486,922.75     No          5.9500%
  86    Cranberry Township          PA     16066   Butler                          6,339,218.64     No          6.3300%
  87    Fayetteville                NC     28304   Cumberland                      6,300,000.00     No          6.3330%
  88    Imperial                    PA     15126   Allegheny                       6,300,000.00     No          5.9200%
--------------------------------------------------------------------------------------------------------------------------
  89    Various                     OK    Various  Various                         6,220,095.17     No          6.1900%
 89.1   Ardmore                     OK     73401   Carter
 89.2   Oklahoma City               OK     73149   Oklahoma
--------------------------------------------------------------------------------------------------------------------------
  93    Columbia                    SC     29212   Lexington                       5,913,793.67     No          6.3800%
  94    Savannah                    GA     31419   Chatham                         5,725,000.00     No          6.4200%
  97    Baltimore                   MD     21209   Baltimore                       5,492,504.04     No          5.6600%
  98    Citrus Heights              CA     95610   Sacramento                      5,490,249.31     No          6.1400%
  99    Oakdale                     PA     15071   Allegheny                       5,400,000.00     No          5.9200%
 100    Tampa                       FL     33605   Hillsborough                    5,395,441.39     No          5.9300%
 101    Boulder                     CO     80301   Boulder                         5,386,820.74     No          6.3700%
 102    Schenectady                 NY     12303   Albany                          5,300,000.00     No          6.1130%
 103    Aiken                       SC     29803   Aiken                           5,273,486.46     No          6.3700%
 107    Virginia Beach              VA     23462   Virginia Beach City             5,000,000.00     No          5.9510%
 109    New Bern                    NC     28562   Craven                          4,993,804.09     No          6.1500%
 110    Fresno                      CA     93725   Fresno                          4,900,000.00     No          6.2750%
 114    Monroe                      WA     98272   Snohomish                       4,796,197.54     No          6.1700%
--------------------------------------------------------------------------------------------------------------------------
 115    Various                     WV     25309   Kanawha                         4,791,586.03     No          6.1900%
115.1   South Charleston            WV     25309   Kanawha
115.2   Charleston                  WV     25309   Kanawha
--------------------------------------------------------------------------------------------------------------------------
 116    San Fernando                CA     91340   Los Angeles                     4,791,586.03     No          6.1900%
 117    Boston                      MA     02114   Suffolk                         4,700,000.00     No          6.2600%
 118    Berkeley                    CA     94710   Alameda                         4,500,000.00     No          6.2200%
 119    Ware                        MA     01082   Hampshire                       4,500,000.00     No          6.1300%
 120    Walterboro                  SC     29488   Colleton                        4,482,105.59     No          6.3700%
 121    Owensboro                   KY     42303   Daviess                         4,450,000.00     No          6.2200%
 122    Ocala                       FL     34479   Marion                          4,345,000.00     No          6.2800%
 125    Indianapolis                IN     46256   Marion                          4,172,874.92     No          6.1400%
 126    Tyler                       TX     75701   Smith                           4,093,851.54     No          6.8600%
 128    Sacramento                  CA     95814   Sacramento                      4,000,000.00     No          6.3100%
--------------------------------------------------------------------------------------------------------------------------
 129    Minotola                    NJ     08341   Atlantic                        3,996,848.30     No          6.1900%
129.1   Minotola                    NJ     08341   Atlantic
129.2   Minotola                    NJ     08341   Atlantic
--------------------------------------------------------------------------------------------------------------------------
 130    Gunnison                    CO     81230   Gunnison                        3,989,779.07     No          6.1800%
 131    Lexington                   SC     29072   Lexington                       3,967,481.83     No          6.3800%
 134    Winston-Salem               NC     27103   Forsyth                         3,820,482.68     No          6.3900%
 136    Alcoa                       TN     37701   Blount                          3,800,000.00     No          6.2200%
 137    Bakersfield                 CA     93308   Kern                            3,796,940.93     No          6.1100%
--------------------------------------------------------------------------------------------------------------------------
 139    Various                     WI    Various  Various                         3,750,000.00     No          6.2400%
139.1   Madison                     WI     53718   Dane
139.2   Glendale                    WI     53209   Milwaukee
--------------------------------------------------------------------------------------------------------------------------
 140    Cordova                     TN     38018   Shelby                          3,713,841.92     No          6.4400%
 141    Emporia                     VA     23847   Greensville                     3,690,542.82     No          6.3700%
 143    Chicago                     IL     60615   Cook                            3,500,000.00     No          5.9800%
 144    Raynham                     MA     02767   Bristol                         3,464,201.71     No          6.4900%
 147    Greensboro                  NC     27403   Guilford                        3,320,000.00     No          6.2200%
 148    Houston                     TX     77049   Harris                          3,293,962.69     No          6.0000%
 150    Douglasville                GA     30135   Douglas                         3,250,133.00     No          5.0200%
 151    Dunedin                     FL     34698   Pinellas                        3,047,774.80     No          6.4700%
 152    San Luis Obispo             CA     93405   San Luis Obispo                 3,027,651.06     No          6.2500%
 153    Grand Rapids                MI     49525   Kent                            3,000,000.00     No          6.1100%
 154    Spokane                     WA     99202   Spokane                         2,997,578.49     No          6.1000%
 155    Ontario                     CA     91762   San Bernardino                  2,994,906.44     No          6.3300%
 156    Birmingham                  AL     35242   Shelby                          2,992,016.09     No          6.1400%
 157    Virginia Beach              VA     23462   Virginia Beach City             2,922,775.40     No          6.3200%
 158    Evergreen                   CO     80439   Jefferson                       2,894,916.55     No          6.1900%
 159    Bossier City                LA     71111   Bossier                         2,867,612.50     No          6.3400%
 162    Olympia                     WA     98501   Thurston                        2,600,000.00     No          6.2150%
 165    San Francisco               CA     94102   San Francisco                   2,500,000.00     No          5.8800%
 166    918 South Lindell Street    NC     27403   Guilford                        2,440,000.00     No          6.2200%
 167    Santa Nella                 CA     95322   Merced                          2,398,057.62     No          6.0900%
 168    El Monte                    CA     91732   Los Angeles                     2,300,000.00     No          6.2830%
 169    Alhambra                    CA     91801   Los Angeles                     2,198,322.19     No          6.3100%
 170    Napa                        CA     94558   Napa                            2,195,614.22     No          5.6100%
 172    Oronoco                     MN     55960   Olmsted                         2,100,000.00     No          6.3300%
 173    El Paso                     TX     79936   El Paso                         2,098,327.46     No          6.1500%
 174    Rialto                      CA     92376   San Bernardino                  2,045,141.85     No          6.4900%
 176    Tempe                       AZ     85281   Maricopa                        1,993,305.65     No          6.9800%
 177    Palmer                      MA     01069   Hampden                         1,960,000.00     No          6.2200%
 178    Bradenton                   FL     34207   Manatee                         1,941,693.85     No          6.2600%
 179    Roanoke                     VA     24012   Roanoke                         1,918,818.67     No          6.3600%
 180    La Quinta                   CA     92253   Riverside                       1,828,558.10     No          6.1900%
 181    Shippensburg                PA     17257   Franklin                        1,798,575.99     No          6.1750%
 182    Tempe                       AZ     85281   Maricopa                        1,796,929.83     No          6.3100%
 183    Bishop                      CA     93514   Inyo                            1,750,000.00     No          6.3750%
 184    Springdale                  AR     72764   Washington                      1,748,606.22     No          6.1500%
 185    McAllen                     TX     78504   Hidalgo                         1,744,307.80     No          6.0600%
 186    Memphis                     TN     38117   Shelby                          1,677,218.93     No          6.4400%
 187    Newberg                     OR     97132   Yamhill                         1,597,258.45     No          6.2900%
 188    Waller                      TX     77484   Harris                          1,593,264.37     No          6.3100%
 189    Gulfport                    MS     39503   Harrison                        1,540,938.59     No          6.2500%
 190    Chicago                     IL     60637   Cook                            1,498,859.17     No          6.3200%
 192    Rosenberg                   TX     77471   Fort Bend                       1,403,421.93     No          6.3100%
 193    Milford                     MI     48381   Oakland                         1,394,801.45     No          6.4300%
 194    Stevens Point               WI     54481   Portage                         1,375,000.00     No          6.4000%
 195    Clermont                    FL     34714   Lake                            1,346,827.50     No          6.5240%
 196    Peachtree City              GA     30269   Fayette                         1,346,646.05     No          6.5300%
 197    Henderson                   NC     27536   Vance                           1,300,000.00     No          6.5000%
 198    Pelham                      AL     35124   Shelby                          1,248,532.71     No          6.4200%
 199    Penfield                    NY     14625   Monroe                          1,247,131.85     No          6.6200%
 200    Houston                     TX     77041   Harris                          1,196,349.30     No          6.5730%
 201    Laredo                      TX     78045   Webb                            1,170,000.00     No          6.0500%
 202    Batavia                     NY     14020   Gensee                          1,169,129.58     No          6.4000%
 203    Haddon Township             NJ     08107   Camden                          1,114,222.57     No          6.6300%
 204    Cedar Park                  TX     78613   Williamson                      1,109,132.46     No          6.2200%
 205    Shreveport                  LA     71106   Caddo                           1,098,266.11     No          6.6500%
 207    Georgetown                  SC     29440   Georgetown                        954,373.60     No          6.8400%
 208    Vancouver                   WA     98665   Clark                             850,000.00     No          6.2500%

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE ALA MOANA PORTFOLIO NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS AMP-1, AMP-2 AND AMP-3 CERTIFICATES. THE ALA MOANA
PORTFOLIO NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL
BALANCE.

  4b                                                                             115,000,000.00     No          5.5215%

                                                                        INTEREST
                                                                        RESERVE
         MASTER                                                        MORTGAGE                                      STATED
 LOAN   SERVICING   ARD LOAN                                             LOAN                         GRACE PERIOD  MATURITY
NUMBER  FEE RATE   (YES/NO)?  ARD  ADDITIONAL INTEREST RATE AFTER ARD  (YES/NO)?      LOAN TYPE          (DAYS)       DATE
----------------------------------------------------------------------------------------------------------------------------

  4      0.0200%       No                                                 Yes        Interest Only      (Note 2)     9/1/11
 4.1
 4.2
 4.3
 4.4
----------------------------------------------------------------------------------------------------------------------------
  5      0.0400%       No                                                 Yes        Interest Only         5         7/1/11
----------------------------------------------------------------------------------------------------------------------------
  6      0.0500%       No                                                 Yes     Partial IO/Balloon       5         4/1/14
 6.1
 6.2
----------------------------------------------------------------------------------------------------------------------------
  8      0.0300%       No                                                 Yes           Balloon            5         11/1/16
  14     0.0200%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
  15     0.0700%       No                                                 Yes        Interest Only         5         10/1/16
  18     0.0200%       No                                                 Yes     Partial IO/Balloon       7         10/1/16
  25     0.0500%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
  28     0.0200%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
  33     0.0200%       No                                                 Yes           Balloon            5         9/1/16
  34     0.1200%       No                                                 Yes     Partial IO/Balloon       5         10/1/11
  36     0.0200%       No                                                 Yes        Interest Only         5         11/1/13
  39     0.0700%       No                                                 Yes           Balloon            5         9/1/16
  40     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
  42     0.0200%       No                                                 Yes     Partial IO/Balloon       7         10/1/16
  51     0.0200%       No                                                 Yes        Interest Only         5         9/1/16
  55     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
  56     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
  57     0.0200%       No                                                 Yes           Balloon            5         10/1/16
  58     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
  60     0.0200%       No                                                 Yes        Interest Only         5         10/1/11
  62     0.0200%       No                                                 Yes        Interest Only         5         10/1/16
  63     0.0700%       No                                                 Yes           Balloon            5         6/1/16
  66     0.0300%       No                                                 Yes           Balloon            5         9/1/16
  68     0.0200%       No                                                 Yes     Partial IO/Balloon       5         8/1/16
  70     0.0200%       No                                                 Yes     Partial IO/Balloon       5         8/1/16
  71     0.0300%       No                                                 Yes           Balloon            5         9/1/16
----------------------------------------------------------------------------------------------------------------------------
  73     0.1200%       No                                                 Yes           Balloon            5         9/1/16
 73.1
 73.2
 73.3
 73.4
 73.5
 73.6
 73.7
 73.8
 73.9
73.10
73.11
----------------------------------------------------------------------------------------------------------------------------
  74     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
  75     0.0300%       No                                                 Yes           Balloon            5         9/1/16
  76     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
  78     0.0200%       No                                                 Yes           Balloon            5         9/1/16
  79     0.0200%       No                                                 Yes           Balloon            5         12/1/16
  80     0.0700%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
  82     0.0200%       No                                                 Yes           Balloon            5         9/1/16
  83     0.0700%       No                                                 Yes           Balloon            7         10/1/16
  84     0.0200%       No                                                 Yes           Balloon            5         10/1/16
  86     0.0300%       No                                                 Yes           Balloon            5         9/1/16
  87     0.1000%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
  88     0.0200%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
----------------------------------------------------------------------------------------------------------------------------
  89     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 89.1
 89.2
----------------------------------------------------------------------------------------------------------------------------
  93     0.0700%       No                                                 Yes           Balloon            7         10/1/16
  94     0.0700%       No                                                 Yes           Balloon            7         11/1/16
  97     0.0200%       No                                                 Yes           Balloon            5         10/1/16
  98     0.0200%       No                                                 Yes           Balloon            5         9/1/16
  99     0.0200%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
 100     0.1000%       No                                                 Yes           Balloon            5         10/1/16
 101     0.0200%       No                                                 Yes           Balloon            5         8/1/16
 102     0.0200%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
 103     0.0700%       No                                                 Yes           Balloon            7         9/1/16
 107     0.0200%       No                                                 Yes        Interest Only         7         8/1/16
 109     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 110     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
 114     0.0200%       No                                                 Yes           Balloon            5         10/1/16
----------------------------------------------------------------------------------------------------------------------------
 115     0.0200%       No                                                 Yes           Balloon            5         9/1/16
115.1
115.2
----------------------------------------------------------------------------------------------------------------------------
 116     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 117     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
 118     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
 119     0.0200%       No                                                 Yes     Partial IO/Balloon       5         11/1/16
 120     0.0700%       No                                                 Yes           Balloon            7         9/1/16
 121     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
 122     0.0200%       No                                                 Yes     Partial IO/Balloon       5         8/1/16
 125     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 126     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 128     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
----------------------------------------------------------------------------------------------------------------------------
 129     0.0200%       No                                                 Yes           Balloon            5         10/1/16
129.1
129.2
----------------------------------------------------------------------------------------------------------------------------
 130     0.0200%       No                                                 Yes           Balloon            5         8/1/16
 131     0.0700%       No                                                 Yes           Balloon            7         10/1/16
 134     0.0700%       No                                                 Yes           Balloon            5         10/1/16
 136     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
 137     0.0200%       No                                                 Yes           Balloon            5         10/1/16
----------------------------------------------------------------------------------------------------------------------------
 139     0.0700%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
139.1
139.2
----------------------------------------------------------------------------------------------------------------------------
 140     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 141     0.0700%       No                                                 Yes           Balloon            7         9/1/16
 143     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
 144     0.0200%       No                                                 Yes           Balloon            5         7/1/16
 147     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
 148     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 150     0.0200%       No                                                 No         Interest Only         5         8/1/11
 151     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 152     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 153     0.0200%       No                                                 Yes     Partial IO/Balloon       5         6/1/16
 154     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 155     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 156     0.1000%       No                                                 Yes           Balloon            5         9/1/16
 157     0.1000%       No                                                 Yes           Balloon            7         10/1/16
 158     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 159     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 162     0.0200%       No                                                 Yes           Balloon            5         11/1/16
 165     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
 166     0.0200%       No                                                 Yes     Partial IO/Balloon       5         10/1/16
 167     0.1200%       No                                                 Yes           Balloon            5         10/1/16
 168     0.0200%       No                                                 Yes        Interest Only         5         9/1/16
 169     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 170     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 172     0.0200%       No                                                 Yes     Partial IO/Balloon       5         8/1/13
 173     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 174     0.0200%       No                                                 Yes           Balloon            5         8/1/16
 176     0.0200%       No                                                 Yes           Balloon            5         8/1/16
 177     0.0200%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
 178     0.0200%       No                                                 Yes           Balloon            5         6/1/16
 179     0.0800%       No                                                 Yes           Balloon            7         7/1/16
 180     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 181     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 182     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 183     0.0200%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
 184     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 185     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 186     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 187     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 188     0.0800%       No                                                 Yes           Balloon            5         6/1/16
 189     0.1000%       No                                                 Yes      Fully Amortizing        5         10/1/16
 190     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 192     0.0700%       No                                                 Yes           Balloon            5         7/1/16
 193     0.0700%       No                                                 Yes           Balloon            5         8/1/16
 194     0.0200%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
 195     0.0800%       No                                                 Yes           Balloon            5         8/1/16
 196     0.0800%       No                                                 Yes           Balloon            5         9/1/16
 197     0.0200%       No                                                 Yes     Partial IO/Balloon       5         9/1/16
 198     0.1000%       No                                                 Yes           Balloon            5         10/1/16
 199     0.0200%       No                                                 Yes           Balloon            5         8/1/16
 200     0.0200%       No                                                 Yes           Balloon            5         7/1/16
 201     0.0200%       No                                                 Yes           Balloon            5         11/1/16
 202     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 203     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 204     0.0200%       No                                                 Yes           Balloon            5         10/1/16
 205     0.0200%       No                                                 Yes           Balloon            5         9/1/16
 207     0.1450%       No                                                 Yes           Balloon            5         10/1/21
 208     0.0200%       No                                                 Yes     Partial IO/Balloon       5         11/1/16

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE ALA MOANA PORTFOLIO NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS AMP-1, AMP-2 AND AMP-3 CERTIFICATES. THE ALA MOANA
PORTFOLIO NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL
BALANCE.

  4b     0.0100%       No                                                 Yes        Interest Only      (Note 2)     9/1/11

                               ORIGINAL    REMAINING      STATED          STATED
                               TERM TO      TERM TO      ORIGINAL       REMAINING
         PERIODIC PAYMENT ON  MATURITY /  MATURITY /   AMORTIZATION   AMORTIZATION  DEFEASANCE
 LOAN   FIRST DUE DATE AFTER     ARD          ARD          TERM          MTERM        LOAN
NUMBER         CLOSING         (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)     (YES/NO)?        BORROWER'S INTEREST
------------------------------------------------------------------------------------------------------------------------------

  4               448,220.00       60          58     Interest Only  Interest Only      Yes        Fee Simple and Leasehold
 4.1                                                                                                      Fee Simple
 4.2                                                                                                      Fee Simple
 4.3                                                                                            Fee in Part, Leasehold in Part
 4.4                                                                                                      Fee Simple
------------------------------------------------------------------------------------------------------------------------------
  5               357,449.17       60          56     Interest Only  Interest Only      Yes               Fee Simple
------------------------------------------------------------------------------------------------------------------------------
  6               337,750.00       96          89          360            360           Yes               Fee Simple
 6.1                                                                                                      Fee Simple
 6.2                                                                                                      Fee Simple
------------------------------------------------------------------------------------------------------------------------------
  8               236,487.30      120         120          360            360           Yes               Fee Simple
  14              130,200.00      120         118          360            360           Yes               Fee Simple
  15              124,150.00      120         119     Interest Only  Interest Only      No                Fee Simple
  18              103,443.75      120         119          360            360           Yes               Fee Simple
  25               92,604.17      120         118          360            360           Yes               Fee Simple
  28               83,737.50      120         118          360            360           No                Fee Simple
  33               94,810.20      120         118          360            358           Yes               Fee Simple
  34               75,120.83       60          59          360            360           Yes               Fee Simple
  36               76,102.50       84          84     Interest Only  Interest Only      Yes               Fee Simple
  39               76,249.57      120         118          420            418           Yes               Fee Simple
  40               65,704.17      120         119          360            360           Yes               Leasehold
  42               62,895.00      120         119          360            360           Yes               Fee Simple
  51               56,843.50      120         118     Interest Only  Interest Only      Yes               Fee Simple
  55               51,333.33      120         119          360            360           Yes               Fee Simple
  56               49,833.33      120         119          360            360           Yes     Fee in Part, Leasehold in Part
  57               60,276.89      120         119          360            359           Yes               Fee Simple
  58               46,880.00      120         119          360            360           Yes               Fee Simple
  60               45,129.00       60          59     Interest Only  Interest Only      No                Fee Simple
  62               46,306.67      120         119     Interest Only  Interest Only      Yes               Fee Simple
  63               56,419.34      120         115          360            355           Yes               Fee Simple
  66               52,779.02      120         118          360            358           Yes               Fee Simple
  68               42,100.00      120         117          360            360           Yes               Fee Simple
  70               41,313.33      120         117          360            360           Yes               Fee Simple
  71               47,190.65      120         118          360            358           Yes               Fee Simple
------------------------------------------------------------------------------------------------------------------------------
  73               44,987.11      120         118          360            358           Yes               Fee Simple
 73.1                                                                                                     Fee Simple
 73.2                                                                                                     Fee Simple
 73.3                                                                                                     Fee Simple
 73.4                                                                                                     Fee Simple
 73.5                                                                                                     Fee Simple
 73.6                                                                                                     Fee Simple
 73.7                                                                                                     Fee Simple
 73.8                                                                                                     Fee Simple
 73.9                                                                                                     Fee Simple
73.10                                                                                                     Fee Simple
73.11                                                                                                     Fee Simple
------------------------------------------------------------------------------------------------------------------------------
  74               39,693.30      120         119          348            348           Yes               Fee Simple
  75               44,086.01      120         118          360            358           Yes               Fee Simple
  76               36,320.16      120         119          360            360           Yes               Fee Simple
  78               43,100.20      120         118          360            358           Yes               Fee Simple
  79      34,439.58 (Note 3)      120         120          360            360           No                Fee Simple
  80               34,818.75      120         118          360            360           Yes               Fee Simple
  82               43,113.78      120         118          360            358           Yes               Fee Simple
  83               48,004.14      120         119          240            239           Yes               Fee Simple
  84               46,380.72      120         119          240            239           No                Fee Simple
  86               39,429.03      120         118          360            358           Yes               Fee Simple
  87               33,248.25      120         119          360            360           Yes               Fee Simple
  88               31,080.00      120         118          360            360           No                Fee Simple
------------------------------------------------------------------------------------------------------------------------------
  89               38,085.81      120         119          360            359           Yes               Fee Simple
 89.1                                                                                                     Fee Simple
 89.2                                                                                                     Fee Simple
------------------------------------------------------------------------------------------------------------------------------
  93               43,757.62      120         119          240            239           Yes               Fee Simple
  94               38,369.91      120         120          300            300           Yes               Fee Simple
  97               34,302.35      120         119          300            299        (Note 4)             Fee Simple
  98               33,471.95      120         118          360            358           No                Fee Simple
  99               26,640.00      120         118          360            360           No                Fee Simple
 100               32,133.11      120         119          360            359           Yes               Fee Simple
 101               33,671.32      120         117          360            357           No                Fee Simple
 102               26,999.08      120         118          360            360           Yes               Fee Simple
 103               35,269.92      120         118          300            298           Yes               Fee Simple
 107               24,795.83      120         117     Interest Only  Interest Only      Yes               Fee Simple
 109               32,675.08      120         119          300            299           Yes     Fee in Part, Leasehold in Part
 110               25,622.92      120         119          360            360           Yes               Fee Simple
 114               29,305.13      120         119          360            359           Yes               Fee Simple
------------------------------------------------------------------------------------------------------------------------------
 115               29,367.37      120         118          360            358           Yes               Fee Simple
115.1                                                                                                     Fee Simple
115.2                                                                                                     Fee Simple
------------------------------------------------------------------------------------------------------------------------------
 116               29,367.37      120         118          360            358           No                Fee Simple
 117               24,518.33      120         119          360            360           Yes               Fee Simple
 118               23,325.00      120         119          360            360           Yes               Fee Simple
 119               22,987.50      120         120          360            360           Yes               Fee Simple
 120               33,207.27      120         118          240            238           Yes               Fee Simple
 121               23,065.83      120         119          360            360           Yes               Fee Simple
 122               22,738.83      120         117          360            360           Yes               Fee Simple
 125               24,199.23      120         119          420            419           Yes               Fee Simple
 126               26,893.00      120         118          360            358           Yes               Fee Simple
 128               21,033.33      120         119          360            360           No                Fee Simple
------------------------------------------------------------------------------------------------------------------------------
 129               24,472.81      120         119          360            359           No                Fee Simple
129.1                                                                                                     Fee Simple
129.2                                                                                                     Fee Simple
------------------------------------------------------------------------------------------------------------------------------
 130               24,446.87      120         117          360            357           Yes               Fee Simple
 131               29,356.38      120         119          240            239           Yes               Fee Simple
 134               25,564.38      120         119          300            299           Yes               Fee Simple
 136               19,696.67      120         119          360            360           Yes               Fee Simple
 137               23,052.35      120         119          360            359           Yes               Fee Simple
------------------------------------------------------------------------------------------------------------------------------
 139               19,500.00      120         118          360            360           Yes               Fee Simple
139.1                                                                                                     Fee Simple
139.2                                                                                                     Fee Simple
------------------------------------------------------------------------------------------------------------------------------
 140               23,366.34      120         118          360            358           Yes               Fee Simple
 141               24,682.94      120         118          300            298           Yes               Fee Simple
 143               17,441.67      120         119          360            360           Yes               Fee Simple
 144               21,941.52      120         116          360            356           Yes               Fee Simple
 147               17,208.67      120         119          360            360           Yes               Fee Simple
 148               19,785.17      120         118          360            358           Yes               Fee Simple
 150               13,596.39       60          57     Interest Only  Interest Only      No                Fee Simple
 151               19,217.94      120         119          360            359           Yes               Fee Simple
 152               18,656.23      120         119          360            359           Yes               Fee Simple
 153               15,275.00      120         115          360            360           Yes               Fee Simple
 154               18,179.84      120         119          360            359           Yes               Fee Simple
 155               18,627.89      120         118          360            358           Yes               Fee Simple
 156               19,586.59      120         118          300            298           Yes               Fee Simple
 157               18,143.10      120         119          360            359           Yes               Fee Simple
 158               17,742.79      120         118          360            358           Yes               Fee Simple
 159               19,125.75      120         118          300            298           Yes               Fee Simple
 162               15,949.51      120         120          360            360           Yes               Fee Simple
 165               12,250.00      120         119          360            360           Yes               Fee Simple
 166               12,647.33      120         119          360            360           Yes               Fee Simple
 167               14,528.38      120         119          360            359           Yes               Fee Simple
 168               12,042.42      120         118     Interest Only  Interest Only      Yes               Fee Simple
 169               13,631.75      120         119          360            359           No                Fee Simple
 170               12,643.61      120         118          360            358           Yes               Fee Simple
 172               11,077.50       84          81          360            360           Yes               Fee Simple
 173               12,793.79      120         119          360            359           Yes               Fee Simple
 174               12,943.92      120         117          360            357           No                Fee Simple
 176               14,110.08      120         117          300            297           Yes               Fee Simple
 177               10,159.33      120         118          360            360           Yes               Fee Simple
 178               12,019.17      120         115          360            355           Yes               Fee Simple
 179               11,990.62      120         116          360            356           Yes               Fee Simple
 180               11,196.31      120         119          360            359           Yes               Fee Simple
 181               10,995.26      120         119          360            359           Yes               Fee Simple
 182               11,153.25      120         118          360            358           Yes               Fee Simple
 183                9,296.88      120         118          360            360           Yes               Fee Simple
 184               10,661.49      120         119          360            359           Yes               Fee Simple
 185               14,824.28      120         119          180            179           Yes               Fee Simple
 186               10,552.54      120         118          360            358           Yes               Fee Simple
 187                9,893.14      120         118          360            358           Yes               Fee Simple
 188                9,914.00      120         115          360            355           Yes               Fee Simple
 189               17,403.42      120         119          120            119           Yes               Fee Simple
 190                9,304.16      120         119          360            359           Yes               Fee Simple
 192                8,724.32      120         116          360            356           Yes               Fee Simple
 193                9,391.76      120         117          300            297           Yes               Fee Simple
 194                7,333.33      120         118          360            360           Yes               Fee Simple
 195                8,554.24      120         117          360            357           Yes               Fee Simple
 196                9,140.62      120         118          300            298           Yes               Fee Simple
 197                7,041.67      120         118          360            360           Yes               Fee Simple
 198                8,377.71      120         119          300            299           Yes               Fee Simple
 199                7,999.75      120         117          360            357           Yes               Fee Simple
 200                7,642.52      120         116          360            356           Yes               Fee Simple
 201                7,052.40      120         120          360            360           Yes               Fee Simple
 202                7,318.42      120         119          360            359           Yes               Fee Simple
 203                7,143.15      120         119          360            359           Yes               Fee Simple
 204                6,812.82      120         119          360            359           Yes               Fee Simple
 205                7,061.61      120         118          360            358           Yes               Fee Simple
 207                6,251.35      180         179          360            359           Yes               Fee Simple
 208                4,427.08      120         120          300            300           Yes               Fee Simple

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE ALA MOANA PORTFOLIO NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS AMP-1, AMP-2 AND AMP-3 CERTIFICATES. THE ALA MOANA
PORTFOLIO NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL
BALANCE.

  4b              529,143.75       60          58     Interest Only  Interest Only      Yes        Fee Simple and Leasehold

                                                                                                 ESCROWED
                                                                            ESCROWED             REPLACE-
                                                                             ANNUAL                MENT
                                                                              REAL     ESCROWED  RESERVES  ESCROWED REPLACEMENT
 LOAN                  PROPERTY                                             ESTATE      ANNUAL    INITIAL    RESERVES CURRENT
NUMBER  PROPERTY SIZE  SIZE TYPE                 LOCKBOX (YES/NO)?            TAXES   INSURANCE   DEPOSIT     ANNUAL DEPOSIT
-------------------------------------------------------------------------------------------------------------------------------

  4         1,989,759     SF      In-Place Hard, Springing Cash Management      No        No            0                     0
 4.1        1,606,435     SF
 4.2          199,362     SF
 4.3          169,918     SF
 4.4           14,044     SF
-------------------------------------------------------------------------------------------------------------------------------
  5           562,000     SF      In-Place Hard, Springing Cash Management      No        No            0                     0
-------------------------------------------------------------------------------------------------------------------------------
  6           521,957     SF      In-Place Hard                                Yes       Yes            0                77,340
 6.1          274,634     SF
 6.2          247,323     SF
-------------------------------------------------------------------------------------------------------------------------------
  8           541,636     SF      In-Place Hard, Springing Cash Management     Yes       Yes            0               474,291
  14              324    Units    In-Place Hard, Springing Cash Management     Yes       Yes            0                97,200
  15          113,989     SF      In-Place Hard                                Yes       Yes            0                22,800
  18              115    Units    None                                         Yes       Yes            0                34,500
  25          229,728     SF      In-Place Hard, Springing Cash Management     Yes       Yes            0                34,459
  28          180,532     SF      None                                         Yes       Yes            0                36,106
  33          676,031     SF      In-Place Hard, Springing Cash Management      No        No            0                     0
  34          104,203     SF      None                                         Yes       Yes            0                35,433
  36          325,661     SF      None                                          No        No            0                     0
  39          118,438     SF      None                                          No        No            0                17,916
  40          217,424     SF      None                                         Yes       Yes            0                30,100
  42           97,761     SF      None                                         Yes       Yes            0                     0
  51           78,128     SF      None                                          No        No            0                11,719
  55           72,182     SF      None                                         Yes       Yes            0                10,827
  56              172    Units    None                                         Yes       Yes            0                43,000
  57           48,334     SF      None                                         Yes        No            0                     0
  58           63,169     SF      None                                         Yes       Yes            0                11,608
  60              228    Units    None                                         Yes       Yes            0                     0
  62           63,128     SF      None                                          No        No            0                     0
  63              342    Units    None                                         Yes       Yes            0                89,332
  66               96    Rooms    None                                         Yes       Yes      710,000               113,707
  68           45,493     SF      None                                         Yes       Yes            0                 8,189
  70              184    Units    None                                         Yes       Yes            0                46,000
  71              127    Rooms    None                                         Yes       Yes      640,000               117,075
-------------------------------------------------------------------------------------------------------------------------------
  73          162,465     SF      None                                         Yes       Yes            0                24,369
 73.1           9,640     SF
 73.2           9,632     SF
 73.3          11,817     SF
 73.4          30,100     SF
 73.5           7,700     SF
 73.6           7,700     SF
 73.7          13,560     SF
 73.8          30,000     SF
 73.9          13,000     SF
73.10           6,816     SF
73.11          22,500     SF
-------------------------------------------------------------------------------------------------------------------------------
  74              378    Units    None                                         Yes       Yes            0                17,550
  75              127    Rooms    None                                         Yes       Yes      652,000               112,023
  76           69,848     SF      None                                         Yes       Yes            0                13,970
  78           56,283     SF      None                                         Yes       Yes            0                     0
  79           71,781     SF      None                                          No        No            0                     0
  80           80,299     SF      None                                         Yes       Yes            0                12,045
  82              201    Units    None                                         Yes       Yes            0                50,250
  83               82    Rooms    None                                         Yes       Yes            0                75,738
  84           52,756     SF      None                                         Yes       Yes            0                10,551
  86              102    Rooms    None                                         Yes       Yes      520,000                91,533
  87               96    Units    None                                         Yes       Yes            0                14,400
  88              337    Units    None                                         Yes       Yes            0                     0
-------------------------------------------------------------------------------------------------------------------------------
  89          187,493     SF      None                                         Yes       Yes            0                23,666
 89.1          97,768     SF
 89.2          89,725     SF
-------------------------------------------------------------------------------------------------------------------------------
  93              101    Rooms    None                                         Yes       Yes            0                75,508
  94              101    Rooms    None                                         Yes       Yes            0                81,304
  97           39,000     SF      None                                         Yes       Yes            0                 7,903
  98           64,183     SF      None                                          No        No            0                     0
  99              291    Units    None                                         Yes       Yes            0                     0
 100           40,760     SF      None                                         Yes       Yes            0                 8,152
 101          129,006     SF      None                                         Yes       Yes            0                21,984
 102           32,464     SF      None                                          No        No            0                     0
 103               84    Rooms    None                                         Yes       Yes            0                80,572
 107           57,346     SF      None                                         Yes       Yes            0                     0
 109              101    Rooms    None                                         Yes       Yes            0                89,992
 110          120,000     SF      None                                         Yes       Yes            0                 9,350
 114           46,174     SF      None                                         Yes       Yes            0                 6,923
-------------------------------------------------------------------------------------------------------------------------------
 115          140,910     SF      None                                         Yes       Yes            0                21,145
115.1          61,535     SF
115.2          79,375     SF
-------------------------------------------------------------------------------------------------------------------------------
 116           59,600     SF      None                                         Yes       Yes            0                 5,960
 117           30,859     SF      None                                         Yes       Yes            0                 6,172
 118           36,887     SF      None                                         Yes       Yes            0                 7,375
 119           14,550     SF      None                                          No        No            0                     0
 120               81    Rooms    None                                         Yes       Yes            0                56,469
 121              100    Rooms    None                                         Yes       Yes            0                65,725
 122           82,216     SF      None                                         Yes       Yes            0                 8,282
 125           89,024     SF      None                                          No        No            0                 8,902
 126              100    Units    None                                         Yes       Yes            0                25,000
 128           21,184     SF      None                                         Yes       Yes            0                 4,237
-------------------------------------------------------------------------------------------------------------------------------
 129               70    Units    None                                         Yes       Yes            0                17,500
129.1              30    Units
129.2              40    Units
-------------------------------------------------------------------------------------------------------------------------------
 130               87    Units    None                                         Yes       Yes            0                26,100
 131               71    Rooms    None                                         Yes       Yes            0                63,701
 134               80    Rooms    None                                         Yes       Yes            0                60,346
 136               91    Rooms    None                                         Yes       Yes            0                63,096
 137          119,625     SF      None                                         Yes       Yes            0                17,944
-------------------------------------------------------------------------------------------------------------------------------
 139           53,200     SF      None                                          No        No            0                 6,402
139.1          13,200     SF
139.2          40,000     SF
-------------------------------------------------------------------------------------------------------------------------------
 140           20,457     SF      None                                         Yes       Yes            0                 3,069
 141               78    Rooms    None                                         Yes       Yes            0                57,466
 143               30    Units    None                                         Yes       Yes            0                 7,500
 144           34,600     SF      None                                         Yes       Yes            0                 5,190
 147               52    Units    None                                         Yes       Yes            0                13,000
 148           18,784     SF      None                                         Yes       Yes            0                 2,818
 150          110,174     SF      None                                          No        No            0                     0
 151           14,820     SF      None                                          No        No            0                     0
 152               23    Units    None                                         Yes       Yes            0                 8,050
 153           94,000     SF      None                                         Yes       Yes            0                14,192
 154           24,381     SF      None                                         Yes       Yes            0                 2,625
 155           55,062     SF      None                                          No        No            0                     0
 156            6,580     SF      Springing Hard                               Yes       Yes            0                   987
 157           29,608     SF      None                                         Yes       Yes            0                 5,601
 158           24,784     SF      None                                         Yes       Yes            0                 4,532
 159           52,625     SF      None                                         Yes       Yes            0                 9,776
 162           45,480     SF      None                                         Yes       Yes            0                 8,239
 165               42    Units    None                                         Yes       Yes            0                10,500
 166               36    Units    None                                         Yes       Yes            0                 9,000
 167              105    Units    None                                         Yes       Yes            0                 5,250
 168           13,013     SF      None                                          No        No            0                     0
 169           32,130     SF      None                                          No        No            0                     0
 170           81,856     SF      None                                         Yes       Yes            0                 6,476
 172              215    Units    None                                         Yes       Yes            0                10,750
 173              106    Units    None                                          No        No            0                     0
 174           37,425     SF      None                                         Yes       Yes            0                 5,554
 176               52    Rooms    None                                         Yes       Yes            0                36,106
 177           75,591     SF      None                                         Yes       Yes            0                     0
 178              116    Units    None                                         Yes       Yes            0                 6,050
 179            9,121     SF      None                                         Yes       Yes            0                 1,368
 180            5,943     SF      In-Place Hard, Springing Cash Management     Yes       Yes            0                 1,248
 181              140    Units    None                                         Yes       Yes            0                 6,550
 182           41,592     SF      None                                         Yes       Yes            0                 6,033
 183            6,536     SF      None                                         Yes       Yes            0                   980
 184           16,000     SF      None                                         Yes       Yes            0                 3,200
 185           33,405     SF      None                                         Yes       Yes            0                     0
 186           10,898     SF      None                                         Yes       Yes            0                 1,635
 187               79    Units    None                                         Yes       Yes            0                 3,900
 188           47,225     SF      None                                         Yes       Yes            0                 7,039
 189          110,438     SF      None                                         Yes       Yes            0                16,566
 190           14,090     SF      None                                          No        No            0                     0
 192           40,261     SF      None                                         Yes       Yes            0                 6,017
 193           16,482     SF      Springing Hard                               Yes       Yes            0                 3,296
 194            5,875     SF      Springing Hard                               Yes       Yes            0                 4,605
 195            9,560     SF      None                                         Yes       Yes            0                 1,461
 196           47,550     SF      None                                         Yes       Yes            0                 6,473
 197            9,800     SF      None                                         Yes       Yes            0                 1,470
 198           24,802     SF      None                                         Yes       Yes            0                 3,720
 199           27,600     SF      None                                         Yes       Yes            0                 4,140
 200            9,100     SF      None                                         Yes       Yes            0                 1,365
 201           23,091     SF      None                                         Yes       Yes            0                 3,464
 202           47,550     SF      None                                         Yes       Yes            0                 1,899
 203           21,760     SF      None                                         Yes       Yes            0                 3,986
 204           48,285     SF      None                                         Yes       Yes            0                 6,875
 205           11,101     SF      None                                         Yes       Yes            0                 2,220
 207               40    Units    None                                         Yes       Yes            0                10,000
 208           11,000     SF      None                                          No        No            0                     0

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE ALA MOANA PORTFOLIO NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS AMP-1, AMP-2 AND AMP-3 CERTIFICATES. THE ALA MOANA
PORTFOLIO NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL
BALANCE.

  4b

                                              INITIAL
                                             DEFERRED   INITIAL
          ESCROWED TI/LC    ESCROWED TI/LC   MAINTEN-  ENVIRON-
 LOAN   RESERVES INITIAL  RESERVES CURRENT     ANCE     MENTAL   HOLDBACK             ENVIRONMENTAL
NUMBER        DEPOSIT       ANNUAL DEPOSIT    DEPOSIT   DEPOSIT   RESERVE    LOC    INSURANCE POLICY
----------------------------------------------------------------------------------------------------

  4                     0                 0         0         0
 4.1                                                          0
 4.2                                                          0
 4.3                                                          0
 4.4                                                          0
----------------------------------------------------------------------------------------------------
  5                     0                 0         0         0
----------------------------------------------------------------------------------------------------
  6                     0           514,421         0         0
 6.1                                                          0
 6.2                                                          0
----------------------------------------------------------------------------------------------------
  8                                 109,032    13,750         0
  14                  NAP               NAP   364,751         0
  15            1,709,835                 0         0         0
  18                  NAP               NAP         0         0
  25            1,000,000                 0    95,625         0
  28              174,064           144,426         0         0
  33                    0                 0         0         0
  34              480,039           104,203    38,750         0
  36                    0                 0         0         0
  39                    0                 0         0         0
  40                    0            80,140         0         0
  42                    0            74,944         0         0
  51                    0                 0         0         0
  55                    0            61,365         0         0
  56                  NAP               NAP     8,125         0
  57               75,000                 0         0         0
  58                    0            58,039     5,125         0
  60                  NAP               NAP         0         0
  62                    0                 0         0         0
  63                  NAP               NAP   500,000         0
  66                  NAP               NAP         0         0
  68                    0            22,816    36,184         0
  70                  NAP               NAP   265,900         0
  71                  NAP               NAP    18,750         0
----------------------------------------------------------------------------------------------------
  73                    0            48,779    17,440         0
 73.1                                                         0
 73.2                                                         0
 73.3                                                         0
 73.4                                                         0
 73.5                                                         0
 73.6                                                         0
 73.7                                                         0
 73.8                                                         0
 73.9                                                         0
73.10                                                         0
73.11                                                         0
----------------------------------------------------------------------------------------------------
  74                  NAP               NAP         0         0
  75                  NAP               NAP         0         0
  76                    0            99,991         0         0
  78                    0                 0         0         0
  79                    0                 0         0         0
  80              100,000                 0    59,313         0
  82                  NAP               NAP   113,204         0
  83                  NAP               NAP         0         0
  84                    0            35,171         0         0
  86                  NAP               NAP    16,250         0
  87                  NAP               NAP         0         0
  88                  NAP               NAP    17,500         0
----------------------------------------------------------------------------------------------------
  89                  NAP               NAP    45,406         0
 89.1                                                         0
 89.2                                                         0
----------------------------------------------------------------------------------------------------
  93                  NAP               NAP         0         0
  94                  NAP               NAP         0         0
  97                    0                 0         0         0
  98                    0                 0    28,125         0
  99                  NAP               NAP         0         0
 100                    0            17,532         0         0            600,000
 101                    0            42,502    10,375         0
 102                    0                 0         0         0
 103                  NAP               NAP         0         0
 107                    0                 0    76,200         0
 109                  NAP               NAP         0         0
 110                    0            18,000         0         0
 114                    0            22,939         0         0
----------------------------------------------------------------------------------------------------
 115                  NAP               NAP         0         0
115.1                                                         0
115.2                                                         0
----------------------------------------------------------------------------------------------------
 116                    0            14,900         0         0
 117              215,000                      27,720         0
 118                    0                 0         0         0
 119                    0                 0         0         0
 120                  NAP               NAP         0         0
 121                  NAP               NAP         0         0
 122                    0            24,971     9,375         0
 125                    0            18,301         0         0
 126                  NAP               NAP         0         0
 128                    0            14,662         0         0
----------------------------------------------------------------------------------------------------
 129                  NAP               NAP         0         0
129.1                                                         0
129.2                                                         0
----------------------------------------------------------------------------------------------------
 130                  NAP               NAP    15,000         0
 131                  NAP               NAP         0         0
 134                  NAP               NAP         0         0
 136                  NAP               NAP         0         0
 137                  NAP               NAP         0         0
----------------------------------------------------------------------------------------------------
 139                    0            15,000         0         0
139.1                                                         0
139.2                                                         0
----------------------------------------------------------------------------------------------------
 140                    0            13,671         0         0
 141                  NAP               NAP         0         0
 143                  NAP               NAP         0         0
 144                    0            17,430         0         0
 147                  NAP               NAP         0         0
 148                    0            13,062         0         0
 150                    0                 0         0         0
 151                    0                 0         0         0
 152                  NAP               NAP         0         0
 153                    0            25,546    36,660         0
 154                    0            24,565         0         0
 155                  NAP               NAP         0         0
 156                    0                 0         0         0
 157                    0            16,141         0         0
 158                    0            16,084    10,000         0
 159                  NAP               NAP         0         0
 162                    0            11,430         0         0
 165                  NAP               NAP         0         0
 166                  NAP               NAP         0         0
 167                  NAP               NAP         0         0
 168                    0                 0         0         0
 169                    0                 0         0         0
 170                  NAP               NAP         0         0
 172                  NAP               NAP         0         0
 173                  NAP               NAP         0         0
 174                  NAP               NAP         0         0
 176                  NAP               NAP         0         0
 177                    0                 0    53,125         0
 178                  NAP               NAP         0         0
 179                    0             7,849         0         0
 180               23,325             4,850         0         0
 181                  NAP               NAP         0         0
 182                  NAP               NAP     6,375         0
 183                    0             6,512         0         0
 184                    0            15,955         0         0
 185               50,000                 0         0         0
 186                    0             7,489         0         0
 187                  NAP               NAP         0         0
 188                  NAP               NAP         0         0
 189                    0            37,628         0         0
 190                    0                 0         0         0
 192                  NAP               NAP         0         0
                                                                           -------
 193                    0            12,697         0         0            113,540
 194                    0               881         0         0
 195                    0             8,210         0         0
 196                  NAP               NAP         0         0
 197                    0             5,880         0         0
 198                    0             9,291         0         0
 199                  NAP               NAP         0         0
 200                    0             8,658         0         0
 201                  NAP               NAP         0         0
 202                  NAP               NAP         0         0
 203                  NAP               NAP         0         0
 204                  NAP               NAP         0         0
 205               50,000                 0         0         0
 207                  NAP               NAP         0         0
 208                    0                 0         0         0

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE ALA MOANA PORTFOLIO NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS AMP-1, AMP-2 AND AMP-3 CERTIFICATES. THE ALA MOANA
PORTFOLIO NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL
BALANCE.

  4b

                             FOOTNOTES TO SCHEDULE I

(1)  The total loan amount of the Ala Moana Portfolio Properties was
     $1,500,000,000 (collectively, the "Ala Moana Portfolio Loan Combination ")
     evidenced by multiple senior pari passu notes totaling $1,200,000,000 and multiple junior companion notes totaling $300,000,000. One $96,000,000 senior loan (the "Ala Moana Portfolio Pooled Mortgage Loan ") is included in the trust fund and multiple junior loans totaling $115,000,000 (the "Ala
     Moana Portfolio Non-Pooled Subordinate Trust Loans ") are included in the trust fund and will be sold through a private placement of the Class AMP certificates. The remaining senior loans totaling $1,104,000,000 (the "Ala
     Moana Portfolio Pari Passu Non-Trust Loans ") and the remaining subordinate loans totaling $185,000,000 (the "Ala Moana Portfolio Subordinate Non-Trust
     Loans ") are not included in the trust fund. One $300,000,000 Ala Moana
     Portfolio Pari Passu Non-Trust Loan was included in the securitization of the Deutsche Mortgage and Asset Receiving Corporation, C

(2)  With respect to the Ala Moana Portfolio Mortgage Loan, a 3 day grace period will apply only once during any 12-month period for a payment made after the due date.

(3)  With respect to loan number 79, which does not have a first payment until
     January 2007, the mortgage loan seller will deposit an amount for the benefit of the trust equal to one month's interest on that mortgage loan.

(4)  With respect to loan number 97, after the initial lockout period followed by a defeasance period, borrower has the option of defeasance or prepayment at yield maintenance premium.